UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14a

(Rule 14a-101)

Schedule 14a Information

(Rule 14a-101)

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN INSTITUTIONAL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE

To Shareholders of Northern Funds

and Northern Institutional Funds

QUESTIONS & ANSWERS

Although we encourage you to read the complete Joint Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions, including a brief summary of the issues to be voted on.

Q.	WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A.

As described in the Joint Proxy Statement, you are being asked to elect the Trustees who oversee your Fund. In addition, shareholders of the Money Market Fund and Ultra-Short Fixed Income Fund of Northern Funds (“NF”) and the Prime Obligations Portfolio of Northern Institutional Funds (“NIF”) (each such Fund, a “Proposing Fund,” and together, the “Proposing Funds”) are each being asked to approve a change to their Fund’s fundamental investment policy with respect to industry concentration so that each Proposing Fund will invest at least 25% of its total assets in securities issued by companies in the financial services industry (“Modified Policy”).

Q.	WHO ARE THE NOMINEES FOR ELECTION AS TRUSTEES?

A.

Six current Trustees and three new nominees, Therese M. Bobek, Ingrid LaMae A. de Jongh and Darek Wojnar, are standing for election to the Boards of Trustees of NF and NIF. Information about each of the nominees is set forth in the Joint Proxy Statement.

Q.	WHAT IS THE EFFECT OF CHANGING MY FUND’S INDUSTRY CONCENTRATION POLICY? (NF MONEY MARKET FUND, NF ULTRA-SHORT FIXED INCOME FUND AND NIF PRIME OBLIGATIONS PORTFOLIO ONLY)

A.

Your Fund’s industry concentration policy is fundamental, which means that any change to this policy requires approval by the Fund’s shareholders. Currently, each Proposing Fund may not concentrate (i.e., invest 25% or more its total assets) in a particular industry (with some exceptions). If the Modified Policy is approved by shareholders of a Proposing Fund, the Proposing Fund will be required to invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry. Each Proposing Fund may, however, for temporary defensive purposes, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions or if investing less than 25% of its total assets appears to be in the best interest of shareholders. The financial services industry includes U.S. and foreign banks, broker-dealers and other financial services companies.

Northern Trusts Investments, Inc. (“NTI”), the investment adviser to the Proposing Funds, believes that the Modified Policy will better position the Proposing Funds to take advantage of available investment opportunities and assist the Proposing Funds in achieving their investment objectives. Each Proposing Fund will be subject to greater risk of loss by events affecting the financial services industry than if its investments were not so concentrated. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

Q.	HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A.	Your Trustees carefully considered and unanimously approved the proposals and recommend that you vote in favor of each proposal.

Q.	HOW DO I VOTE MY SHARES?

A.	You can provide voting instructions as follows:

•	Online. Go to [www.proxyvote.com] and follow the directions provided. Have your Control Number (printed on the proxy card) ready.

•	By phone. Call [800-690-6903] and follow the recorded instructions. Have your Control Number (printed on the proxy card) ready.

•	By mail. Sign and date the proxy card and mail it in the postage-paid envelope provided.

•	In person. You may also attend the Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Note: If you are invested in your Fund through your bank or broker/dealer, please reference your proxy card for the appropriate phone number.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A.	You are being sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.	WILL MY VOTE MAKE A DIFFERENCE?

A.

Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares that you own. Your vote is needed to ensure that the proposals can be acted upon. And, your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.	WHO IS PAYING FOR EXPENSES RELATED TO THE PROXY AND SHAREHOLDER MEETING?

A.

The Trusts will bear the expenses related to the preparation, assembling, mailing and solicitation of proxies and the holding of the shareholder meeting. Expenses are currently estimated at [            ] and [            ] for NIF and NF, respectively.

Q.	WHERE DO I MAIL MY PROXY CARD?

A.	If you receive your proxy card in the mail, you may use the postage-paid envelope provided, or mail your proxy card to:

[Northern Funds/Northern Institutional Funds]

c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717]

Q.	WHO CAN I CALL IF I HAVE QUESTIONS?

A.

We will be happy to answer your questions about the joint proxy statement. Simply call Northern Funds at [800-595-9111] or Northern Institutional Funds at [800-637-1380] between the business hours of 7:00 a.m. and 5:00 p.m. Central time, Monday through Friday.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

August [    ], 2018

Dear Shareholder:

You are cordially invited to attend a Special Joint Meeting of Shareholders of Northern Funds (“NF”) and Northern Institutional Funds (“NIF”) (each a “Trust” and together, the “Trusts,” each series thereof, a “Fund,” together, the “Funds”), to be held on October 24, 2018 at [        ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, [B-4, Room 7], Chicago, Illinois 60603.

At this important meeting, you will be asked to consider and take action on the following:

•	Proposal 1. Election of Trustees of each Trust. (All Funds)

•	Proposal 2. Approval to change the fundamental industry concentration policy for the NF Money Market Fund, NF Ultra-Short Fixed Income Fund and the NIF Prime Obligations Portfolio only.

We believe that these proposals are important. You should carefully read the Joint Proxy Statement that discusses each Proposal in detail.

The Board Members responsible for your Fund have approved the proposals and recommend that you vote “for” the proposals for your Fund.

Your vote is important. Even if you plan to attend and vote in person at the Meeting, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

If you have any questions about these proposals, please call NF at 800-595-9111 or NIF at 800-637-1380.

Sincerely,
/s/ Peter K. Ewing
Peter K. Ewing
President of Northern Funds and
Northern Institutional Funds

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

A Special Joint Meeting of Shareholders (the “Meeting”) of each investment portfolio (together, the “Funds”) of Northern Funds (“NF”) and Northern Institutional Funds (“NIF”) (each a “Trust” and together, the “Trusts,” each series thereof a “Fund” and together, the “Funds”) will be held on October 24, 2018 at [        ] Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, [B-4, Room 7], Chicago, Illinois 60603, and any adjournments or postponements thereof for the following purposes:

(1)	To elect nine Trustees to the Boards of the Northern Funds and Northern Institutional Funds. (All Funds)

(2)	To approve a change in the fundamental industry concentration policy of the NF Money Market Fund, NF Ultra-Short Fixed Income Fund and the NIF Prime Obligations Portfolio. (NF Money Market Fund, NF Ultra-Short Fixed Income Fund and NIF Prime Obligations Portfolio only)

(3)	To transact any other business that may properly come before the Meeting.

Shareholders of record at the close of business on August 1, 2018 are entitled to notice of and to vote at the Meeting. The Joint Proxy Statement and accompanying Proxy Card and Notice of Internet Availability of Proxy Materials are being mailed to shareholders on or about August [    ], 2018.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS RELATING TO YOUR FUND.

By Order of the Board of Trustees of Northern Funds

By Order of the Board of Trustees of Northern Institutional Funds

/s/ Craig R. Carberry
Craig R. Carberry
Secretary of Northern Funds and
Northern Institutional Funds

August [    ], 2018

Even if you expect to attend the Meeting in person, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

TABLE OF CONTENTS

(continued)

-ii -

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

OCTOBER  24, 2018

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees including, for Proposal 1, the election of Trustee nominees to the Boards (each a “Board” and together, the “Boards”) of each of the Northern Funds (“NF”) and Northern Institutional Funds (“NIF”) (each a “Trust” and together, the “Trusts”). Shareholders of the NF Money Market Fund, NF Ultra-Short Fixed Income Fund and the NIF Prime Obligations Portfolio (each a “Proposing Fund,” together the “Proposing Funds”) will also be asked to approve a change to the respective Proposing Fund’s fundamental investment policy with respect to industry concentration in Proposal 2. The proxies are to be voted at a Special Joint Meeting of shareholders of the investment portfolios of each of the Trusts (each a “Fund” and together, the “Funds”). The Special Joint Meeting will be held at the offices of The Northern Trust Company, 50 South LaSalle Street, [            ], Chicago, Illinois 60603, on October 24, 2018 at [    ] Central time for the purposes set forth in the accompanying Notice of Meeting. The Special Joint Meeting and any adjournment or postponement thereof is referred to below as the “Meeting.”

Each Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of the Funds that it oversees and their shareholders in light of the similar matters being considered and voted on by shareholders of each of the Funds. This Joint Proxy Statement and the accompanying Proxy Card are being sent to shareholders on or about [            ], 2018.

Shareholders of record of a Fund as of the close of business on August 1, 2018 (the “Record Date”) are entitled to attend and to vote at the Meeting. Shareholders of the Funds are entitled to one vote for each share held, and each fractional share is entitled to a proportionate fractional vote, with no shares having cumulative voting rights.

Appendix A sets forth the number of shares of each Fund outstanding as of the close of business on the Record Date. Appendix B sets forth the information regarding shareholders known to beneficially own 5% or more of the outstanding shares of any class of any Fund as of the Record Date.

The proxies will be solicited by mail and may also be solicited in person or by telephone, fax or personal interview by officers of The Northern Trust Company (“TNTC”). In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Please read this Joint Proxy Statement and keep it for future reference. Each Fund has previously sent its annual report and semiannual report to its shareholders. A shareholder may request, without charge, copies of a Fund’s most recent annual and semiannual shareholder report in writing to Northern Funds/Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 800-595-9111 for NF or 800-637-1380 for NIF or by e-mail at northern-funds@ntrs.com for NF or NIF.

SUMMARY OF PROPOSALS AND FUNDS VOTING

The following table describes the proposals (each a “Proposal” and collectively the “Proposals”) to be considered at the Meeting and the shareholders that are entitled to vote on each Proposal:

Proposal		Shareholders Solicited
1.a	Election of nine Trustees of Northern Funds	Shareholders of all Funds of Northern Funds, voting together as a single class

1.b	Election of nine Trustees of Northern Institutional Funds	Shareholders of all Funds of Northern Institutional Funds, voting together as a single class

2.a	Approval of a change to the fundamental industry concentration policy of the NF Money Market Fund	Shareholders of the NF Money Market Fund

2.b	Approval of a change to the fundamental industry concentration policy of the NF Ultra-Short Fixed Income Fund	Shareholders of the NF Ultra-Short Fixed Income Fund

2.c	Approval of a change to the fundamental industry concentration policy of the NIF Prime Obligations Portfolio	Shareholders of the NIF Prime Obligations Portfolio, with each class voting together as a single class

PROPOSAL 1 – ELECTION OF TRUSTEES

(All Funds of NF and NIF)

Information About Current Trustees and Nominees For Election as Trustees

NF and NIF. Each of the following nine individuals currently serves on the Boards of NF and NIF: William L. Bax, Mark G. Doll, Sandra Polk Guthman, Thomas A. Kloet, David R. Martin, Cynthia R. Plouché, Mary Jacobs Skinner, Casey J. Sylla and Shundrawn A. Thomas (each a “Trustee,” collectively, the “Trustees”). Ms. Guthman is the chairperson of the Boards of NF and NIF. Messrs. Bax and Sylla will retire from the Boards effective December 31, 2018 pursuant to the Trusts’ retirement policy and will not seek re-election. All of the Trustees, except Mr. Thomas, are deemed not to be “interested persons” of the Trust (the “Independent Trustees” or the “Non-Interested Trustees”) within the meaning of the Investment Company Act of 1940 (the “1940 Act”). Mr. Thomas is deemed to be an “interested person” of the Trust (an “Interested Trustee”) because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Mr. Thomas will not seek election by shareholders and will resign effective December 31, 2018.

At their meetings held on July 31, 2018, the Boards of NF and NIF each nominated six of the current Independent Trustees (Messrs. Doll, Kloet and Martin and Mses. Guthman, Plouché and Skinner) and three new nominees for Trustee of the Boards: Therese M. Bobek, Ingrid LaMae A. de Jongh and Darek Wojnar. All of the foregoing Trustee nominees are referred to below as “Nominees.” If elected, Ms. Bobek and Ms. de Jongh would each be an Independent Trustee of each Board. If elected, each of the Nominees will take office on January 1, 2019 or such later date upon election by shareholders. Information for each of the Nominees is provided below. Mr. Doll and Mses. Guthman, Plouché and Skinner have each been previously elected by shareholders.

Each Nominee has consented to being named in this Joint Proxy Statement and to serve if elected. The Trust does not know of any reason why any Nominee would be unable or unwilling to serve if elected.

Each Nominee elected as Trustee will hold office for an indefinite term until, in accordance with the current by-laws of each Trust (which may be changed without shareholder vote), (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) for each Non-Interested Trustee, in accordance with the Trusts’ retirement policy, which may be changed without shareholder vote, on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of 75 years. For any Trustee on the Board on July 1, 2016, the Trustee’s term of service is measured from that date.

Normally, meetings of shareholders for the purpose of electing Trustees are not held, except as required by the 1940 Act. See “Additional Information - Shareholder Proposals.” The Trustees may, as permitted by the 1940 Act, appoint additional Trustees without shareholder approval.

Boards’ Consideration

After careful consideration, at concurrent meetings of the Boards of Trustees of NF and NIF, each Board concluded that it was in the best interests of each Fund and its shareholders to elect all of the Nominees, including those previously elected. In considering the Nominees for election, the Board members took into account the qualifications of each Nominee, the concern for the continued efficient conduct of each Fund’s business and the Board’s criteria for eligibility of new Trustees. In particular, the Board members of each Trust considered the requirements of the 1940 Act as they apply to the election of Trustees generally and the Nominees in particular. See discussion under “Committees of the Board.”

The proxies will vote for the election of each applicable Nominee unless you withhold authority to vote for any or all of them in the proxy. If an executed proxy card is received without voting instructions, the shares will be voted for the Nominees named on the proxy card. If a Nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute Nominee as the applicable Board may recommend, unless the Board decides to reduce the number of Trustees serving on the Board.

Proposal 1– Nominees for Boards of Northern Funds and Northern Institutional Funds (All Funds)

The following table sets forth certain information about the current Trustees and Nominees for the Boards of NF and NIF. The Northern mutual funds complex consists of the NF and NIF Trusts. Each Nominee would oversee 51 series in the Northern mutual funds complex – 44 series of NF and 7 series of NIF.

NOMINEES FOR ELECTION AS NON-INTERESTED TRUSTEES

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR- SHIPS HELD BY NOMINEE(2)

Therese M. Bobek Age: 57 Prospective Nominee

•   Partner in National Auditing Services and Chief Auditor Network Leader, PricewaterhouseCoopers LLP (an accounting firm) from 2010 - 2018;

•   Adjunct Lecturer in the Masters of Accountancy Program, University of Iowa Tippie College of Business since 2018;

•   Partner, PricewaterhouseCoopers LLP since 1997.

• None

Ingrid LaMae A. de Jongh Age: 53 Prospective Nominee

•   Head of School Management and Technology, Success Academy (a charter school) since 2016;

•   Partner in Accenture (global management consulting and professional services firm) from 1987 to 2012;

•   Member of the Board of Directors, Member of Nominating and Governance and Compensating Committees of Carver Bancorp from 2014 to 2018;

•   Member of the Board of Directors of Bank Leumi USA since 2016.

• None

Mark G. Doll Age: 68 Trustee of NF and NIF since 2013

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President – Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•   Member of the State of Wisconsin Investment Board since 2015.

• None

(1)	Each Nominee may be contacted by writing to the Nominee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)

This column includes only directorships of companies required to report to the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934 (the “Exchange Act”) (i.e., public companies) or other investment companies registered under the 1940 Act.

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR- SHIPS HELD BY NOMINEE(2)

Sandra Polk Guthman Age: 74 Chairperson of the Boards since 2015 Trustee of NF since 2000 and of NIF since 1997

•   Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•   Trustee of Wellesley College from 2010 to 2016;

•   Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 60 Trustee of NF and NIF since 2015

•   Executive Director and Chief Executive Officer, TMX Group, Ltd. (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•   Chair of Boards of The NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

David R. Martin Age: 61 Trustee of NF and NIF since 2017

•   Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors LP (an investment manager) from 2007 to 2016;

•   Executive Vice President, Finance and Chief Financial Officer of Janus Capital Group Inc. (an investment manager) from 2005 to 2007;

•   Senior Vice President, Finance of Charles Schwab & Co., Inc. (an investment banking and securities brokerage firm) from 1999 to 2005.

• None

Cynthia R. Plouché Age: 61 Trustee of NF and NIF since 2014

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•   Trustee of AXA Premier VIP Trust (registered investment company – 34 portfolios) from 2001 to May 2017;

•   Assessor, Moraine Township, Illinois from January 2014 to June 2018.

• Barings Fund Trust (registered investment company – 8 portfolios); Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings LLC)

Mary Jacobs Skinner, Esq. Age: 60 Trustee of NF since 1998 and NIF since 2000

•   Retired as a partner in the law firm of Sidley Austin LLP on November 30, 2015;

•   Harvard Advanced Leadership Fellow in 2016;

•   Executive Committee Member and Chair, Public Policy Committee, Ann & Robert H. Lurie Children’s Hospital since 2016;

•   Director, Pathways Awareness Foundation since 2000;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Nominee may be contacted by writing to the Nominee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)	Ms. Skinner was deemed to be a non-interested Trustee effective April 1, 2018 with respect to NF and effective December 1, 2017 with respect to NIF.

PROSPECTIVE NOMINEE FOR ELECTION AS INTERESTED TRUSTEE

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY NOMINEE(2)

Darek Wojnar(3) Age 52 Prospective Nominee

•   Director and Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Investments, Inc. since January 2018;

•   Head of Exchange Traded Funds at Hartford Funds from 2014 to 2017;

•   Managing Director at Lattice Strategies, LLC from 2014 to 2016;

•   Managing Director, Head of US iShares Product at BlackRock from 2005 to 2013.

• None

(1)	The Nominee may be contacted by writing to the Nominee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)

An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

The following discloses information about the current Trustees of the Trusts who are not standing for election at the Meeting.

CURRENT NON-INTERESTED TRUSTEES NOT STANDING FOR ELECTION

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(2)

William L. Bax Age: 74 Trustee of NF and NIF since 2005	• Managing Partner of PricewaterhouseCoopers LLP, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Casey J. Sylla Age: 75 Trustee of NF and NIF since 2008	• Board member, University of Wisconsin—Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee from 2012 to December 31, 2017.	• GATX Corporation (transportation services)

CURRENT INTERESTED TRUSTEE NOT STANDING FOR ELECTION

NAME, ADDRESS(1), AGE, POSITIONS HELD WITH THE TRUST AND LENGTH OF SERVICE AS TRUSTEE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTOR-SHIPS HELD BY TRUSTEE(2)

Shundrawn A. Thomas(3) Age: 44 Trustee of NF and NIF since October 2017

•   President, Northern Trust Asset Management since October 2017;

•   President, FlexShares Trust (registered investment company – 26 portfolios) from 2011 to 2017;

•   Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Asset Management from June 2014 to October 2017;

•   Managing Director and Head of the Exchange-Traded Funds Group, Northern Trust Global Investments from October 2010 to June 2014.

• FlexShares Trust (registered investment company – 26 portfolios)

(1)	The Trustee may be contacted by writing to the Nominee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.
(2)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., public companies) or other investment companies registered under the 1940 Act.
(3)

An “interested person,” as defined by the 1940 Act. Mr. Thomas is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates.

LEADERSHIP STRUCTURE. The following describes the Boards of Trustees of Northern Funds and Northern Institutional Funds. Each Board is currently composed of nine Trustees, eight of whom are Independent Trustees, and one of whom is an Interested Trustee. The chairperson of the Trusts’ Boards, Sandra Polk Guthman, is an Independent Trustee. Shundrawn A. Thomas is considered an Interested Trustee because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Darek Wojnar, if he is elected, will be considered an Interested Trustee because he is an officer, director, employee and a shareholder of Northern Trust Corporation and/or its affiliates. Each Trustee was nominated to serve on the Boards because of his or her experience, skills and qualifications. See “Nominee Experience” below. Each Board believes that its leadership structure is consistent with industry practices and is appropriate in light of the size of the Trust and the nature and complexity of its business. In particular:

•

Board Composition. The Trustees believe that having a super-majority of Independent Trustees (more than 75%) on each Board is appropriate and in the best interest of shareholders. The Trustees also believe that having Mr. Thomas currently serve as an interested Trustee, and having Mr. Wojnar serve as an interested Trustee following Mr. Thomas’ resignation, brings management and financial insight that is important to certain of each Board’s decisions and also in the best interest of shareholders.

•

Non-Interested Trustee Meetings and Executive Sessions. The Trustees believe that meetings of the Independent Trustees and meetings in executive session, including with their independent counsel, help prevent conflicts of interest from occurring. The Trustees also believe that these sessions allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

RISK OVERSIGHT. Risk oversight is a part of each Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of Northern Trust Investments, Inc. (“NTI”), the Trusts’ investment adviser, the sub-advisers to certain Funds of NF and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. Each of NTI, the sub-advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. Each of NTI, the sub-advisers and the other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. NTI has a dedicated risk management function that is headed by a chief risk officer.

Currently, each Board receives and reviews risk reports on a quarterly basis from NTI’s chief risk officer. The Audit Committee of each Board reviews and discusses these reports with NTI’s chief risk officer prior to their presentation to the Boards. These reports cover risk areas that include, but are not limited to, credit risk, investment risk, operational risk, fiduciary risk, compliance risk, market and liquidity risk and strategic risk. These reports are intended to provide the Trustees with a forward-looking view of risk and the manner in which NTI is managing various risks.

The Audit Committees, in addition to their risk management responsibilities, play an important role in each Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committees ensure that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

Each Board also monitors and reviews the Funds’ performance metrics, and regularly confers with NTI on performance-related issues.

The Trusts’ Chief Compliance Officer (“CCO”) reports to each Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides annual reports to the Boards of Trustees in accordance with the Trusts’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds during meetings with the non-interested Trustees and counsel. The CCO updates the Boards on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Boards immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk. The CCO’s quarterly and annual reports include reports on the sub-advisers’ compliance and risk issues (with respect to certain NF Funds).

NOMINEE EXPERIENCE. Each Nominee is required to possess certain qualities such as integrity, intelligence, the ability to critically discuss and analyze issues presented to the Trusts’ Board and an understanding of a trustee’s fiduciary obligations with respect to a registered investment company. In addition to these qualities, the following is a description of certain other attributes, skills, experiences and qualifications of the Nominee:

Non-Interested Nominees:

Therese M. Bobek: Ms. Bobek has had a 35-year career with PricewaterhouseCoopers, LLP (“PwC”), and has served a wide variety of public and privately held clients with external audits, internal auditing and risk advisory services. Ms. Bobek is a former partner in PwC’s national office, where she led a nationwide network of partners and managers whose main responsibility was to support audit quality in the field. She is also an adjunct lecturer for Advanced Auditing in the Masters of Accountancy program at the University of Iowa’s Henry B. Tippie College of Business. Ms. Bobek has been the Chief Audit Network Leader at PwC from 2010 to 2018, and has been a partner with PwC from 1997 to 2018. She has been a Board Member of Metropolitan Family Services and a Board Member of the Illinois society. She has also served as a member and Chair of the University of Iowa Professional Accounting Council, a voluntary council of business leaders supporting accounting education.

Ingrid LaMae A. de Jongh: Ms. de Jongh served as a partner in the global financial services strategy at Accenture, and was with the global management consulting and professional services firm from 1987 through 2012. While at Accenture, she helped global financial institutions improve their business performance by developing strategies and business models, and implementing business change programs and systems. Since 2016, she has been Head of School Management and Technology at Success Academy, the largest and highest-performing free, public charter school in New York City. Ms. de Jongh is a former member of the Board of Carver Bancorp, Inc. in New York City, where she served as a member of the Nominating and Governance Committees and the Compensation Committee. She is currently on the Board of Directors of Bank Leumi USA. Ms. de Jongh had previously served from 2011 to 2013 as a member of the U.S. Department of Commerce’s National Advisory Council for Minority Business Enterprises.

Mark G. Doll: Mr. Doll has over 40 years of experience in the investment management industry. He was Chief Investment Officer of Northwestern Mutual Life Insurance Company from 2008 to 2012. During that time, he was responsible for over $180 billion in account assets, and managed the Northwestern Mutual Series, Inc., a 1940 Act registered mutual fund complex offering 28 portfolios. During his 40-year career at Northwestern Mutual, Mr. Doll oversaw all aspects of the company’s publicly traded assets. As chief investment officer, he was a member of the seven-person management committee that oversaw all aspects of Northwestern Mutual’s asset management business. Mr. Doll’s extensive experience in mutual fund and separate account management provided him with significant knowledge of equity, fixed income and money market funds. He has served as a non-interested Trustee of NF and NIF since 2013.

Sandra Polk Guthman: Ms. Guthman has been the chair since 1988 and was the chief executive officer from 1993 to 2012 of Polk Bros. Foundation, a multi-million dollar private foundation. In her capacity as chief executive officer, she analyzed investments for the foundation and therefore also has experience supervising and evaluating investment advisers and their performance. From 2010 to June 2015, she also served on the Investment Committee of Wellesley College, providing additional experience in supervising and evaluating investment advisers and their performance. In addition, Ms. Guthman has experience in the securities industry generally as a result of her service as a director of MBIA Insurance Corp. of Illinois, a private municipal bond insurance company, now known as National Public Finance Guarantee Corporation. Ms. Guthman has also chaired a number of governance and nominating committees of other boards of directors and served previously on the board of directors of a Chicago bank. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI, the sub-advisers and the other Fund service providers as a result of her service as a non-interested Trustee of NF since 2000 and NIF since 1997.

Thomas A. Kloet: Mr. Kloet is a long-time financial industry executive and former Chief Executive Officer of TMX Group, Ltd., a financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository. As a result of this position, Mr. Kloet is familiar with financial, investment and business matters. He also understands the functions of a board through his service during the past six years on the boards of TMX Group, Ltd., Nasdaq, Inc. (and the Nasdaq stock Market, LLC as well as certain other subsidiaries of Nasdaq, Inc., where he has served as Board Chair since 2016); Box Options Exchange; FTSE-TMX Global Debt Capital Markets, Inc.; Bermuda Stock Exchange, Inc.; the Investment Industry Regulatory Organization of Canada and the World Federation of Exchanges. He is a certified public accountant, a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is an emeritus member of the Board of Elmhurst College. He serves on the Market Risk Advisory Committee of the U.S. Commodity Futures Trading Association. He has served as a non-interested Trustee of NF and NIF since 2015.

Mr. Kloet serves on the Board of Directors of Nasdaq, Inc. Northern Trust Corporation (“NTC”), parent company of NTI and its affiliates (including affiliated fund complexes) pay listing fees, market data fees, GRC (governance risk and compliance) software fees and similar fees to Nasdaq, Inc. and its affiliates, The Nasdaq Stock Market LLC, Nasdaq OMX Nordic OY and BWise Internal Control Inc. (collectively “Nasdaq”). The total of these payments from NTC to Nasdaq were $387,512 and $691,960 in each of 2016 and 2017, respectively, which are immaterial to Nasdaq’s gross revenues. Nasdaq Inc. paid The Northern Trust Company, an affiliate of NTI, $240,760 and $222,700 in each of 2016 and 2017, respectively, for managing Nasdaq’s pension funds, which are immaterial to NTC’s gross revenues. In consideration of the immaterial amounts involved in the foregoing transactions, Mr. Kloet is not considered to have a material business or professional relationship with NTI or its affiliates.

David R. Martin: Mr. Martin was vice President, Chief Financial Officer and Treasurer from 2007 to 2016 of Dimensional Fund Advisors LP, a global investment manager that provides its services largely to investment companies or their local equivalent (mutual funds in the United States). The funds are held primarily by clients of independent financial advisors but they are also held by institutional clients (who may invest in separate accounts), pensions and profit sharing plans, corporations, defined contribution plans, endowments, state and municipal entities, and sovereign wealth funds. Mr. Martin had oversight responsibilities for all finance and accounting, real estate and compliance functions while at Dimensional, including the implementation of a global transfer pricing methodology. He also served as a director on eight internal Dimensional boards. During his 35-year career in corporate finance, Mr. Martin also had senior management positions at Janus Capital Group, Inc. and Charles Schwab & Co., Inc. and senior level finance positions at First Interstate Bank of Texas, N.A. and Texas Commerce Bancshares, Inc. Mr. Martin is familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. He is also well versed in risk management and financial matters affecting mutual funds.

Cynthia R. Plouché: Ms. Plouché has an extensive background in the financial services industry. Until May 2017, she served as lead Independent Trustee and chair of the Audit Committee of the Board of Trustees of AXA Premier VIP Trust, a registered investment company. She currently serves as an Independent Trustee of Barings Fund Trust, a registered investment company and an Independent Trustee of Barings Global Short Duration High Yield Fund, a closed-end investment company. She also has served as portfolio manager and chief investment officer for other registered investment advisers. Ms. Plouché is therefore familiar with the functions of mutual fund boards and their oversight responsibilities and the operations of fund advisers and other service providers. In addition, Ms. Plouché served as Township Assessor for Moraine, Illinois from January 2014 to June 2018. She has served as a non-interested Trustee of NF and NIF since 2014.

Mary Jacobs Skinner: Ms. Skinner was a partner until November 30, 2015 at Sidley Austin LLP, a large international law firm, in which she managed a regulatory-based practice. As a result of this position, Ms. Skinner is familiar with legal, regulatory and financial matters. She was a Harvard Advanced Leadership Fellow in 2016. She also is familiar with the functions of the Board and its oversight responsibilities with respect to NTI and other fund service providers as a result of her service as a Trustee of NF since 1998 and NIF since 2000.

Interested Nominee:

Darek Wojnar, CFA: Mr. Wojnar is the Executive Vice President, Head of Funds and Managed Accounts Group at Northern Trust Asset Management. He principally leads the development, management and distribution of Northern Funds, Northern Institutional Funds, FlexShares Exchange Traded Funds and related business activities. Mr. Wojnar also oversees the Managed Accounts practice for Northern Trust Asset Management, which offers investment advisory solutions to financial intermediaries and their clients. With extensive business experience and a history of successfully building strong teams, Mr. Wojnar’s broad executive responsibilities include developing long-term strategies, executing operating plans, managing client and vendor relationships and developing and retaining talented professionals. Mr. Wojnar has also had a series of executive positions at other fund groups, including head of Exchange-Traded Funds (“ETFs”) for Hartford Funds, managing director and head of US iShares product at BlackRock and executive director at UBS Global Asset Management.

Required Vote

Because your Fund is a portfolio of either NF or NIF, your vote will be counted together with the votes of shareholders of the other portfolios of that Trust, voting as a single class in the election of Trustees. Election of each Nominee requires a plurality of the shares voted at the Meeting. The nine Nominees to each Board who receive the highest number of votes cast at the Meeting will be elected as Trustees, provided that there is a sufficient number of shares represented in person or by proxy to meet that Trust’s quorum requirements. Cumulative voting is not permitted.

THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” EACH NOMINEE LISTED.

Additional Information

The following table sets forth information regarding the officers of the Trusts. The officers are appointed by each Board and hold office at the pleasure of the respective Board or until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified. Certain officers hold comparable positions with certain other investment companies of which Northern Trust Corporation or an affiliate thereof is the investment adviser, custodian, transfer agent, administrator and/or distributor.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Peter K. Ewing Age: 59 50 South LaSalle Street Chicago, Illinois 60603 President since 2000	Director of Product Management, ETFs and Mutual Funds, Northern Trust Investments, Inc. since March 2017; Director of ETF Product Management from 2013 to February 2017; Senior Vice President of The Northern Trust Company and Northern Trust Investments, Inc. since September 2010; President of FlexShares Trust since March 2017; Vice President of FlexShares Trust from 2011 to February 2017.

Kevin P. O’Rourke Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Chief Compliance Officer since 2016	Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 55 50 South LaSalle Street Chicago, Illinois 60603 Anti-Money Laundering Compliance Officer since 2009	Anti-Money Laundering Compliance Officer for NTI, Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015; Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc. from 2009 to 2011.

Randal Rein Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Treasurer since 2008	Senior Vice President of NTI since 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund from 2008 to June 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to June 2018.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Michael Pryszcz Age: 51 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2008	Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard Crabill Age: 50 2160 East Elliot Road Tempe, Arizona 85284 Assistant Treasurer since 2008	Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael Meehan Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2011	Senior Vice President of NTI since 2016; Vice President of NTI from 2011 to 2016; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund from 2011 to June 2018.

Gregory A. Chidsey Age: 49 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 58 50 South LaSalle Street Chicago, Illinois 60603 Secretary since 2010	Associate General Counsel and Senior Vice President of The Northern Trust Company since 2015; Secretary of NTI since 2000; Chief Compliance Officer of NTI from October 2015 to June 2017; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2008	Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Secretary of Harding, Loevner Funds, Inc. since 2010; Assistant Secretary of Ashmore Funds, Inc. since 2010.

Jose J. Del Real, Esq. Age: 40 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015	Senior Legal Counsel and Senior Vice President of The Northern Trust Company since March 2017; Senior Legal Counsel and Vice President of The Northern Trust Company from 2015 to February 2017; Assistant Secretary of NTI since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of TNTC from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of NF and NIF from 2011 to 2014 and since 2015; Assistant Secretary of FlexShares Trust since 2015.

Remuneration of the Trustees and Officers

Each Trust pays the fees of its Non-Interested Trustees. The Trusts’ officers and Interested Trustee do not receive fees from the Trusts for services in such capacities. Northern Trust Corporation and/or its affiliates, of which Ms. Chappell and Messrs. Carberry, Chidsey, Crabill, Del Real, Ewing, Meacham, Meehan, O’Rourke, Pryszcz, Rein, Thomas, Wiesenfeld and Wojnar are officers, receive fees from the Trust as investment adviser, administrator, custodian, transfer agent and servicing agent.

The Non-Interested Trustees are paid an annual Board and Committee retainer plus Board and Committee chairperson and vice-chairperson fees, in addition to reimbursement of any travel and other expenses incurred in attending Board and Committee meetings. The Trusts do not provide pension or retirement benefits to the Trustees.

Prior to August 22, 2013, each Trustee was entitled to participate in the Trusts’ Deferred Compensation Plan (the “D.C. Plan”). Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and deemed invested under the Plan shall continue to be deemed as invested pursuant to the Plan. Under the D.C. Plan, a Trustee may have elected to have his or her deferred fees treated as if they had been invested by the Trust in the shares of the Global Tactical Asset Allocation Fund of NF or the U.S. Government Portfolio of NIF and/or at the discretion of the Trust, another money market fund selected by the Trust that complied with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The amounts paid to the Trustees under the D.C. Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the service of any Trustee or obligate the Trust to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

The compensation paid to each Trustee by each Fund and by the Northern mutual fund complex as a whole is set forth in Appendix C.

Trustee Ownership of Fund Shares

The following table shows the dollar range of the value of shares of each Fund, and the dollar value of the shares of all investment portfolios in the Northern mutual fund complex, owned directly or beneficially by the Trustee Nominees, as of December 31, 2017.

Non-Interested Trustee Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Therese M. Bobek(4)

Stock Index Fund - $10,001-$50,000

Mid Cap Index Fund - $10,001-$50,000

Small Cap Index Fund - $10,001-$50,000

Emerging Markets Equity Index Fund - $10,001-$50,000

International Equity Index Fund - $10,001-$50,000

Global Real Estate Index Fund - $10,001-$50,000

Over $100,000

LeMae A. de Jongh(4)	None	None

Non-Interested Trustee Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Mark G. Doll	Tax-Exempt Fund – Over $100,000 U.S. Government Money Market Fund - $1-$10,000	Over $100,000

Sandra Polk Guthman

Income Equity Fund – Over $100,000

Large Cap Core Fund – Over $100,000

Money Market Fund - $1-$10,000

Ultra-Short Fixed Income Fund – $10,001-$50,000

Global Tactical Asset Allocation Fund – Over $100,000

Over $100,000

Thomas A. Kloet	Large Cap Core Fund – Over $100,000 Small Cap Value Fund – Over $100,000 Small Cap Core Fund – Over $100,000 Fixed Income Fund – Over $100,000	Over $100,000

David R. Martin(2)	None	None

Cynthia R. Plouché

Large Cap Core Fund - $50,001-$100,000

Stock Index Fund - $50,001-$100,000

International Equity Index Fund - $10,001-$50,000

Global Real Estate Index Fund - $10,001-$50,000

Short-Intermediate U.S. Government Fund - $1-$10,000

High Yield Fixed Income Fund - $10,001-$50,000

Short Bond Fund - $10,001-$50,000

Over $100,000

Mary Jacobs Skinner

Large Cap Core Fund – Over $100,000

Small Cap Core Fund – $50,001 – $100,000

Short-Intermediate Tax-Exempt Fund – Over $100,000

U.S. Government Select Money Market Fund – $50,001- $100,000

U.S. Government Money Market Fund – Over $100,000

Over $100,000(3)

Interested Trustee Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee or Nominee in Family of Investment Companies(1)
Darek Wojnar(4)	None	None

(1)	The Northern Mutual Fund Complex consists of NIF and NF. As of December 31, 2017, NF offered 44 portfolios and NIF offered 7 portfolios.
(2)	Mr. Martin was appointed to the Board effective January 1, 2017. New Non-Interested Trustees are given 3 years to comply with the Board policy on investment by Trustees in the Funds.
(3)	Includes amounts in Ms. Skinner’s Deferred Compensation Plan account, which is treated as if invested in the U.S. Government Portfolio of NIF.
(4)	Mses. Bobek and de Jongh and Mr. Wojnar will not hold office until their election by shareholders.

Interests of Certain Non-Interested Nominees

As of August 1, 2018, the Independent Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of each Fund.

Board Meetings, Committees and Other Related Matters

Each Board is responsible for overseeing generally the operation of its respective Funds, including reviewing and approving the Funds’ contracts with NTI. The officers are responsible for the day-to-day management and administration of the Funds’ operations. The NF Board met four times during the fiscal year ended March 31, 2018. The NIF Board met four times during the fiscal year ended November 30, 2017. Each Trustee attended or participated telephonically in at least 75% of all applicable Board and Committee meetings during the respective fiscal year. A shareholder may send communications to a Board by writing the Board c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

Committees of the Boards

Each Board has established standing Audit, Governance, Valuation and Executive Committees.

Each Audit Committee currently consists of five members: Messrs. Bax (Chairperson), Doll, Kloet, Martin (Vice-Chairperson) and Ms. Guthman (ex officio). Each Audit Committee oversees the audit process and provides assistance to its respective Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, each Audit Committee selects and recommends annually to its respective Board an independent registered public accounting firm to audit the books and records of the respective Trust for the ensuing year, and reviews with the firm the scope and results of the audit. Each Audit Committee also is designated as the qualified legal compliance committee under the Sarbanes-Oxley Act of 2002. Each Audit Committee convenes at least four times each year to meet with the independent registered public accounting firm to review the scope and results of the audit and to discuss other non-audit matters as requested by the respective Board’s Chairperson, the Committee Chairperson or the independent registered public accounting firm. During the fiscal year ended March 31, 2018, the Audit Committee of NF convened four times. During the fiscal year ended November 30, 2017, the Audit Committee of NIF convened five times.

Each Governance Committee consists of four members: Mses. Plouché (Chairperson), Guthman (ex officio), Skinner and Mr. Kloet. The functions performed by the Governance Committee for each Trust include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, developing policies regarding Trustee education and, subject to Board oversight, monitoring the Trust’s CCO. During the fiscal year ended March 31, 2018, the Governance Committee of NF convened four times. During the fiscal year ended November 30, 2017, the Governance Committee of NIF convened four times. A copy of the Governance Committee Charter is attached as Appendix D.

In connection with the selection and nomination of candidates to each Board, the respective Governance Committee is required to evaluate the qualifications of candidates for Board membership and, for Independent Trustees, their independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustees must be independent in terms of both the letter and the spirit of the 1940 Act. The Committees are also required to consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). In filling Board vacancies, each Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the attention of NF or NIF Governance Committee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996. Each Board’s Governance Committee has selected and nominated the Nominees for election at the Meeting.

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. Each Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of Independent Trustees of the Trust’s Board.

Each Governance Committee Charter contains guidelines for the Governance Committee in choosing candidates for the respective Board. In general, Independent Trustees as a group, should to the extent possible: (1) be drawn from the ranks of respected and accomplished senior leaders; (2) strive to achieve diversity in terms of gender and race; and (3) reflect a diversity of business experience. The following factors are taken into consideration by the Committees when evaluating an Independent Trustee candidate: (1) personal integrity; (2) an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders; (3) a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues; (4) a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports; (5) a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and (6) an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Funds’ shareholders.

Each Valuation Committee consists of five members: Messrs. Sylla (Chairperson), Doll (Vice- Chairperson) and Thomas and Mses. Guthman (ex-officio) and Skinner. Each Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities of the respective Trust’s Funds in accordance with the Trust’s valuation procedures. During the fiscal year ended March 31, 2018, the Valuation Committee of NF convened four times. During the fiscal year ended November 30, 2017, the Valuation Committee of NIF convened four times.

Each Executive Committee consists of four members: Mses. Guthman (Chairperson) and Plouché and Messrs. Bax and Sylla. Each Executive Committee is comprised of the Chairperson of the Board as well as the Chairpersons of the Governance, Valuation and Audit Committees, with the remaining Trustees each serving as an alternate in the event of an emergency. Each Executive Committee is granted the power to act on behalf of the full Board in the management of the business and affairs of the Trust, to be exercised when circumstances impair the ability of the Board or its committees to conduct business. In particular, the Executive Committee may take action with respect to (1) the valuation of securities; and (2) the suspension of redemptions. The Executive Committee was formed on May 21, 2015 and will convene as necessary upon notice by the Chairperson of the Committee. During the fiscal year ended March 31, 2018, the NF Executive Committee did not convene. During the fiscal year ended November 30, 2017, the NIF Executive Committee did not convene.

Proposal 2. Approval to Change the Fundamental Industry Concentration Policy for the NF Money Market Fund, NF Ultra-Short Fixed Income Fund and NIF Prime Obligations Portfolio (each a “Proposing Fund,” together, the “Proposing Funds”)

NTI has recommended and each respective Board has approved, and recommends that shareholders approve, changing each Proposing Fund’s investment policy with respect to industry concentration. Currently, each Proposing Fund may not concentrate its investments (i.e., invest 25% or more its total assets) in a particular industry, except as noted below. This fundamental investment policy can only be changed by the vote of a “majority of the outstanding securities” of the respective Proposing Fund, as such term is defined in the 1940 Act and explained further below. The proposal is as follows:

Current policy on industry concentration:

Each Proposing Fund may not purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Proposing Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that, with respect to the NF Money Market Fund and NIF Prime Obligations Portfolio, there is no limitation and each of the NF Money Market Fund and NIF Prime Obligations Portfolio reserves freedom of action, when otherwise consistent with its investment strategies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations.

Proposed policy on industry concentration:

Each Proposing Fund may not purchase securities (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Proposing Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry. This limitation does not apply to securities issued by companies having their principal activities in the financial services industry and each Proposing Fund will invest under normal market conditions 25% or more of its total assets in securities issued by companies in the financial services industry. The financial services industry is deemed to include the group of industries within the financial services sector. Asset-backed securities with underlying assets related to the financial services industry will be grouped in the financial services industry. Notwithstanding the foregoing, for temporary defensive purposes each Proposing Fund may invest less than 25% of its total assets in securities issued by companies in the financial services industry.

If approved by shareholders, each of the Proposing Funds will be required to invest under normal market conditions at least 25% of its total assets in securities issued by companies in the financial services industry. Each Proposing Fund may, for temporary defensive purposes, invest less than 25% of its total assets in this industry if warranted due to adverse economic conditions or if investing less than 25% appears to be in the best interest of shareholders. Each of the Proposing Fund’s principal investment strategies will remain unchanged, except for the foregoing.

The following interpretations apply to, but are not a part of, this fundamental investment policy: Companies in the financial services group of industries include but are not limited to U.S. and non-U.S. companies involved in banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates, and related asset-backed securities. NTI may analyze the characteristics of a particular issuer and security and assign an industry classification consistent with those characteristics in the event that either a third-party classification provider used by NTI or another fund service provider does not assign a classification or assigns a classification inconsistent with that believed appropriate by NTI based on its analysis of the economic characteristics of the issuer.

Concentration in the financial services industry will subject each Proposing Fund to greater risk of loss as a result of adverse economic, business or other developments affecting companies in the financial services industry than if its investments were not so concentrated. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations. Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.

NTI believes that a policy to concentrate in the financial services industry will assist each Proposing Fund in meeting its investment objectives by better positioning each Proposing Fund to take advantage of available investment opportunities, which would be beneficial to the Proposing Fund. It is not expected to significantly affect how each Proposing Fund is managed. For this reason, NTI believes that this change is in shareholders’ best interests. If the proposed policy is approved with respect to a Proposing Fund, the policy will be implemented for the Proposing Fund shortly after the Shareholder Meeting. If a Proposing Fund’s shareholders do not approve the proposed policy, the Proposing Fund’s current policy on industry concentration will remain in effect.

Board Evaluation and Recommendation

At the July 31, 2018 concurrent special in-person meeting of the Boards, and after careful consideration, the Trustees of each of NF and NIF determined that a concentration in the financial services industry by the Proposing Funds is in the best interest of each respective Proposing Fund and its respective shareholders. The Trustees considered NTI’s expertise and history in managing the Proposing Funds and NTI’s view that the proposed policy would be in the best of interests of the Proposing Funds and their shareholders. They further considered that the proposed policy could provide additional investment opportunities for the Proposing Funds that would be beneficial to the Funds and that would assist in meeting the Proposing Funds’ investment objectives. The Trustees also recognized that there was no guarantee that any of the Proposing Funds’ investments would be successful or that the Proposing Funds would meet their investment objectives. The Trustees also considered the inherent risks of concentration in the financial services industry.

Required Vote

Approval of the change to the Industry Concentration Policy of the Proposing Funds requires the vote of a “majority of the outstanding shares” (as defined with respect to voting securities by the 1940 Act) of the respective Fund, with all shareholders of the NF Money Market Fund voting together as a single class, all shareholders of the NF Ultra-Short Fixed Income Fund voting together as a single class and all shareholders of the NIF Prime Obligations Portfolio with all classes voting together as a single class. For this purpose, a majority of the outstanding shares of a Proposing Fund means the vote of the lesser of: (1) 67% or more of the Proposing Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Proposing Fund’s outstanding shares.

EACH BOARD, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE NF MONEY MARKET FUND, THE NF ULTRA-SHORT FIXED INCOME FUND AND THE NIF PRIME OBLIGATIONS PORTFOLIO AND UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THIS PROPOSAL.

ADDITIONAL INFORMATION

AVAILABLE INFORMATION

The Trusts and each series thereof are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. In addition, these materials can be inspected and copied at certain of the following regional offices of the SEC listed below: Atlanta Regional Office, 950 East Places Ferry, N.E., Suite 900, Atlanta, GA 30326; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 1450, Chicago, IL 60604; Denver Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80924; Fort Worth Regional Office, 801 Cherry Street, Suite 1900, Unit 18, Fort Worth, TX 76102; Los Angeles Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami Regional Office, 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia Regional Office, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake Regional Office, 351 S. West Temple St., Suite 6.100, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. Copies of such materials also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Some of these items are also available on the Internet at www.sec.gov.

* * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

THE TRUSTS WILL FURNISH, WITHOUT CHARGE, COPIES OF THE NORTHERN FUNDS MARCH 31, 2018 ANNUAL REPORTS AND SEPTEMBER 30, 2017 SEMI-ANNUAL REPORTS AND THE NORTHERN INSTITUTIONAL FUNDS NOVEMBER 30, 2017 ANNUAL REPORTS AND MAY 31, 2018 SEMI-ANNUAL REPORTS: NORTHERN FUNDS/NORTHERN INSTITUTIONAL FUNDS, P.O. BOX 75986, CHICAGO, ILLINOIS 60675-5986, BY TELEPHONE AT 1-800-595-9111 FOR NF OR 1-800-637-1380 FOR NIF, OR BY E-MAIL AT NORTHERN-FUNDS@NTRS.COM FOR NF OR NIF.

Other Business

As of the date of this Joint Proxy Statement, the Trustees are not aware of any matters to be presented for action at the Joint Meeting other than those described above. Should other business properly be brought before the Joint Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

Proxies and Voting at the Joint Meeting

A proxy is revocable by a shareholder at any time before it is exercised by written notice to the Trusts (addressed to the Secretary at the Trusts’ principal office), by executing a superseding proxy or by attending the Joint Meeting and voting in person. All valid proxies received prior to the Joint Meeting (including any adjournment thereof) will be voted at the Joint Meeting. Matters on which a choice has been provided will be voted as indicated on a proxy and, if no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in each proposal and will use their best judgment in connection with the transaction of such other business as may properly come before the Joint Meeting.

In the event that at the time any session of the Joint Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Joint Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Joint Meeting to permit further solicitation of proxies with respect to such proposals. Any such adjournment will require the affirmative vote of a majority of the shares of the Trust (or the affected Fund) present and voting in person or by proxy at the session of the Joint Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of any such proposal in favor of such an adjournment, and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Joint Proxy Statement for one or more Funds prior to such adjournment if sufficient votes for their approval have been received and it is otherwise appropriate.

A majority of the shares entitled to vote with respect to a proposal will be a quorum for the transaction of business with respect to that proposal at the Joint Meeting, but any lesser number will be sufficient for adjournments. Abstentions will be treated as shares that are present at the Joint Meeting, but will not be counted as a vote at the Joint Meeting. Accordingly, an abstention from voting on a proposal will have no effect on Proposal 1 but will have the same effect as a vote against Proposal 2, as applicable. If a broker or nominee holding shares in “street name” indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those shares will be considered as present at the Joint Meeting with respect to the proposal. Accordingly, a “broker nonvote” will not affect the Trust’s ability to achieve a quorum at the Joint Meeting, but will have the same effect as a vote against Proposal 2, as applicable.

Independent Registered Public Accountants

Deloitte & Touche LLP (“Deloitte), an independent registered public accounting firm, currently serves as the independent public accountant of NF and NIF. The NF Board has selected Deloitte as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years. The NIF Board has selected Deloitte as the independent public accountant to examine and report on the financial statements for each Fund for the Funds’ fiscal year ended November 30, 2017. The NIF’s financial statements for the Funds’ fiscal year ended November 30, 2016 were examined and reported on by Ernst & Young LLP (“EY”), the Funds’ former independent registered public accounting firm. Deloitte has advised the Boards that neither Deloitte nor any of its partners has any direct or material indirect financial interest in NF or NIF. Representatives of Deloitte are not expected to be at the Joint Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

As a part of their oversight of each applicable Fund’s expenses, the Audit Committees of NF and NIF reviewed and discussed with NTI and Deloitte each of their respective Funds’ financial statements for the most recently completed fiscal year. The Audit Committees have reviewed the audit fees of Deloitte and have also reviewed non-audit services to assure compliance with the Funds’ and each Audit Committee’s policies restricting Deloitte from performing services that might impair their independence. Based on the reviews and discussions referred to above, each Audit Committee selected Deloitte to serve as the independent public accounting firm for each Fund for the current fiscal year.

The fees paid to Deloitte by NF during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by Deloitte to the Funds and the aggregate non-audit fees billed by Deloitte for services rendered to the Funds, NTI and any other entity controlling, controlled by or under common control with NTI that provides ongoing services to the Funds are described in Appendix F. The fees paid to Deloitte by NIF for the fiscal year ended November 30, 2017 and to EY by NIF for the fiscal year ended November 30, 2016 and the aggregate non-audit fees billed by Deloitte and EY for services rendered to the Funds, NTI and any other entity controlling, controlled by or under common control with NTI that provides ongoing services to the Funds are described in Appendix E.

Pursuant to the Amended and Restated Audit Committee Charter of NF and NIF adopted on August 3, 2006 and as amended to date, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by each Audit Committee as a whole; or (b) between meetings of the Audit Committees by either the Chairman of that Audit Committee, the designated Audit Committee Financial Expert (if any) or another member of the applicable Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Share Ownership Information

Appendix B sets forth the persons who owned beneficially more than 5% of the shares of any Fund as of the Record Date for the Meeting. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company.

As of the Record Date, TNTC and/or certain of its affiliates have discretionary authority over the voting of more than 25% of [            ], through TNTC customer accounts. The approximate percentage of outstanding shares of NF and NIF over which TNTC has discretionary voting and/or investment power is set forth in Appendix G. TNTC has advised the Funds that it intends to vote the shares over which it has voting power with respect to the Proposals according to a recommendation of Institutional Shareholder Services (“ISS”) consistent with TNTC’s proxy voting policies. The approximate percentage of outstanding shares of each Fund that is subject to this ISS arrangement is set forth in the table in Appendix H. For Proposal 2, in the case of [            ], the shares that will be voted per the ISS determination constitutes an outright majority of that Fund’s shares and, therefore, the ISS determination will be dispositive for that Fund’s approval or disapproval of Proposal 2, as applicable.

Manner and Cost of Proxy Solicitation

Proxies will be solicited by mail and may also be solicited in person or by telephone, fax, Internet or personal interview by officers of TNTC. In addition, employees of TNTC, its affiliates, correspondent banks, brokers and similar record holders may solicit proxies by these means, and may forward proxy materials and printed direction forms to the customers on whose behalf they hold record ownership of shares of the Funds.

Expenses are currently estimated at $[            ] for NF and $[            ] for NIF.

Multiple Shareholders in a Household

If you are a member of a household in which multiple shareholders of a Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Joint Proxy Statement and the accompanying proxy card (“Proxy Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Proxy Materials, the Fund will deliver promptly a separate copy of the Proxy Materials to you upon written or oral request.

To receive a separate copy of the Proxy Materials, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact Northern Funds by calling 800-595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. Please contact Northern Institutional Funds by calling 800-637-1380, by mail at Northern Institutional Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

Shareholder Proposals

The Trusts are not required, nor do they intend, to hold annual meetings of shareholders each year for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of a Board holding office has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their Fund must submit the proposal in writing so that it is received by the appropriate Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at its address stated below under “Information About the Funds.”

Information About the Distributor, Administrator and Sub-Administrator

Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor. TNTC serves as the Funds’ sub-administrator.

NTI, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as administrator for the Funds.

Information About the Funds

NF and NIF currently have their principal office at 50 South LaSalle Street, Chicago, Illinois 60603.

* * *

Even if you expect to attend the Joint Meeting in person, please promptly follow the enclosed directions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage paid return envelope.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

[            ], 2018

APPENDIX A

OUTSTANDING SHARES

NORTHERN FUNDS

As of August 1, 2018, each Fund of Northern Funds had the following number of shares outstanding:

FUND	OUTSTANDING SHARES

NORTHERN INSTITUTIONAL FUNDS

As of August 1, 2018, each Fund of Northern Institutional Funds had the following number of shares outstanding:

FUND	OUTSTANDING SHARES

APPENDIX B

5% SHARE OWNERSHIP

As of August 1, 2018, the following persons or entities, with an address of 50 South LaSalle Street, Chicago, IL 60603, owned beneficially more than 5% of the outstanding shares of the following Funds:

NORTHERN FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

NORTHERN INSTITUTIONAL FUNDS

AMOUNT AND PERCENTAGE OF OUTSTANDING SHARES
FUND	SHAREHOLDER NAME	AMOUNTS OF SHARES	PERCENTAGE OF SHARES (%)

APPENDIX C

TRUSTEE COMPENSATION

NORTHERN FUNDS

The following tables set forth certain information with respect to the compensation of each Independent and interested Trustee of NF for the fiscal year ended March 31, 2018.

Independent Trustees

	Large Cap Core Fund	Income Equity Fund	International Equity Fund	Global Tactical Asset Allocation Fund	U.S. Quality ESG Fund(1)	Large Cap Value Fund	Small Cap Core Fund
William L. Bax	$1,187	$1,187	$1,187	$1,187	$587	$1,187	$1,187
Mark G. Doll	1,192	1,192	1,192	1,192	592	1,192	1,192
Sandra Polk Guthman	1,333	1,333	1,333	1,333	661	1,333	1,333
Thomas A. Kloet	1,187	1,187	1,187	1,187	587	1,187	1,187
David R. Martin	1,037	1,037	1,037	1,037	515	1,037	1,037
Cynthia R. Plouché	1,187	1,187	1,187	1,187	587	1,187	1,187
Mary Jacobs Skinner	1,031	1,031	1,031	1,031	509	1,031	1,031
Casey J. Sylla	1,187	1,187	1,187	1,187	587	1,187	1,187

	Small Cap Value Fund	Emerging Markets Equity Index Fund	Arizona Tax- Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax- Exempt Fund	Core Bond Fund
William L. Bax	$5,933	$3,560	$1,187	$4,746	$1,187	$1,187	$1,187
Mark G. Doll	5,961	3,577	1,192	4,769	1,192	1,192	1,192
Sandra Polk Guthman	6,666	4,000	1,333	5,333	1,333	1,333	1,333
Thomas A. Kloet	5,933	3,560	1,187	4,746	1,187	1,187	1,187
David R. Martin	5,183	3,110	1,037	4,147	1,037	1,037	1,037
Cynthia R. Plouché	5,933	3,560	1,187	4,746	1,187	1,187	1,187
Mary Jacobs Skinner	5,154	3,093	1,031	4,124	1,031	1,031	1,031
Casey J. Sylla	5,933	3,560	1,187	4,746	1,187	1,187	1,187

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
William L. Bax	$1,187	$7,119	$1,187	$4,746	$1,187	$1,187	$1,187
Mark G. Doll	1,192	7,154	1,192	4,769	1,192	1,192	1,192
Sandra Polk Guthman	1,333	8,000	1,333	5,333	1,333	1,333	1,333
Thomas A. Kloet	1,187	7,119	1,187	4,746	1,187	1,187	1,187
David R. Martin	1,037	6,220	1,037	4,147	1,037	1,037	1,037
Cynthia R. Plouché	1,187	7,119	1,187	4,746	1,187	1,187	1,187
Mary Jacobs Skinner	1,031	6,185	1,031	4,124	1,031	1,031	1,031
Casey J. Sylla	1,187	7,119	1,187	4,746	1,187	1,187	1,187

		Tax-Advantaged Ultra-Short Fixed Income Fund	Tax-Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	Money Market Fund
William L. Bax		$5,933	$1,187	$3,560	$1,187	$1,187	$1,187
Mark G. Doll		5,961	1,192	3,577	1,192	1,192	1,192
Sandra Polk Guthman		6,666	1,333	4,000	1,333	1,333	1,333
Thomas A. Kloet		5,933	1,187	3,560	1,187	1,187	1,187
David R. Martin		5,183	1,037	3,110	1,037	1,037	1,037
Cynthia R. Plouché		5,933	1,187	3,560	1,187	1,187	1,187
Mary Jacobs Skinner		5,154	1,031	3,093	1,031	1,031	1,031
Casey J. Sylla		5,933	1,187	3,560	1,187	1,187	1,187

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Global Real Estate Index Fund	Global Sustainability Index Fund	Northern Engage360™ Fund(2)
William L. Bax	$1,187	$17,499	$5,933	$3,560	$1,187	$299
Mark G. Doll	1,192	17,579	5,961	3,577	1,192	305
Sandra Polk Guthman	1,333	19,660	6,666	4,000	1,333	339
Thomas A. Kloet	1,187	17,499	5,933	3,560	1,187	299
David R. Martin	1,037	15,285	5,183	3,110	1,037	265
Cynthia R. Plouché	1,187	17,499	5,933	3,560	1,187	299
Mary Jacobs Skinner	1,031	15,204	5,154	3,093	1,031	259
Casey J. Sylla	1,187	17,499	5,933	3,560	1,187	299

		International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Active M Emerging Markets Equity Fund
William L. Bax		$5,933	$3,560	$1,187	$10,679	$1,187
Mark G. Doll		5,961	3,577	1,192	10,730	1,192
Sandra Polk Guthman		6,666	4,000	1,333	11,999	1,333
Thomas A. Kloet		5,933	3,560	1,187	10,679	1,187
David R. Martin		5,183	3,110	1,037	9,330	1,037
Cynthia R. Plouché		5,933	3,560	1,187	10,679	1,187
Mary Jacobs Skinner		5,154	3,093	1,031	9,278	1,031
Casey J. Sylla		5,933	3,560	1,187	10,679	1,187

	Active M International Equity Fund	Active M U.S. Equity Fund	Multi- Manager Emerging Markets Debt Opportunity Fund	Multi-Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager High Yield Opportunity Fund	Total Compensation from Fund Complex(3)
William L. Bax	$1,187	$1,187	$1,187	$1,187	$1,187	$1,187	$252,500
Mark G. Doll	1,192	1,192	1,192	1,192	1,192	1,192	253,750
Sandra Polk Guthman	1,333	1,333	1,333	1,333	1,333	1,333	283,750
Thomas A. Kloet	1,187	1,187	1,187	1,187	1,187	1,187	252,500
David R. Martin	1,037	1,037	1,037	1,037	1,037	1,037	220,625
Cynthia R. Plouché	1,187	1,187	1,187	1,187	1,187	1,187	252,500
Mary Jacobs Skinner	1,031	1,031	1,031	1,031	1,031	1,031	219,375	(4)
Casey J. Sylla	1,187	1,187	1,187	1,187	1,187	1,187	252,500

Interested Trustees

	Large Cap Core Fund	Income Equity Fund	International Equity Fund	Global Tactical Asset Allocation Fund	U.S. Quality ESG Fund	Large Cap Value Fund	Small Cap Core Fund
Stephen N. Potter(5)(6)	None	None	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None	None	None

	Small Cap Value Fund	Technology Fund	Arizona Tax-Exempt Fund	Bond Index Fund	California Intermediate Tax-Exempt Fund	California Tax- Exempt Fund	Core Bond Fund
Stephen N. Potter(5)(6)	None	None	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None	None	None

	Fixed Income Fund	High Yield Fixed Income Fund	High Yield Municipal Fund	Intermediate Tax-Exempt Fund	Short Bond Fund	Short- Intermediate Tax-Exempt Fund	Short- Intermediate U.S. Government Fund
Stephen N. Potter(5)(6)	None	None	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None	None	None

	Tax-Advantaged Ultra-Short Fixed Income Fund	Tax- Exempt Fund	Ultra-Short Fixed Income Fund	U.S. Treasury Index Fund	U.S. Government Fund	Money Market Fund
Stephen N. Potter(5)(6)	None	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None	None

	Municipal Money Market Fund	U.S. Government Money Market Fund	U.S. Government Select Money Market Fund	Global Real Estate Index Fund	Global Sustainability Index Fund
Stephen N. Potter(5)(6)	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None

	International Equity Index Fund	Mid Cap Index Fund	Small Cap Index Fund	Stock Index Fund	Active M Emerging Markets Equity Index Fund
Stephen N. Potter(5)(6)	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None

	Active M International Equity Fund	Active M U.S. Equity Fund	Multi- Manager Emerging Markets Debt Opportunity Fund	Multi-Manager Global Listed Infrastructure Fund	Multi- Manager Global Real Estate Fund	Multi- Manager High Yield Opportunity Fund	Total Compensation from Fund Complex(3)
Stephen N. Potter(5)(6)	None	None	None	None	None	None	None
Shundrawn A. Thomas(6)	None	None	None	None	None	None	None

(1)	The Fund commenced operations on August 20, 2017.
(2)	The Fund commenced operations on November 17, 2017.
(3)

The Northern Funds Complex consists of Northern Institutional Funds and Northern Funds. As of March 31, 2018, Northern Funds offered 44 portfolios and Northern Institutional Funds offered 7 portfolios.

(4)	During this time, Ms. Skinner also earned $4,146 in accrued interest from previous years’ deferred compensation, which is not reported in this amount.
(5)	Mr. Potter resigned as a Trustee of the Board effective October 1, 2017.
(6)

As “interested” Trustees who are officers, directors and employees of Northern Trust Corporation and/or its affiliates, Messrs. Potter and Thomas did not receive any compensation from the Trust for their services.

APPENDIX C

(continued)

TRUSTEE COMPENSATION

NORTHERN INSTITUTIONAL FUNDS

The following tables set forth certain information with respect to the compensation of each Independent and interested Trustee of NIF for the fiscal year ended November 30, 2017.

Independent Trustees

	Treasury Portfolio	Treasury Instruments Portfolio(1)	U.S. Government Portfolio	U.S. Government Select Portfolio	Municipal Portfolio	Prime Obligations Portfolio	Liquid Assets Portfolio
William L. Bax	$58,025	$0	$9,231	$42,200	$1,319	$2,638	$3,956
Mark G. Doll	58,025	0	9,231	42,200	1,319	2,638	3,956
Sandra Polk Guthman	64,998	0	10,339	47,264	1,477	2,954	4,431
Thomas A. Kloet	56,130	0	8,930	40,822	1,276	2,551	3,827
David R. Martin	48,587	0	7,730	35,336	1,104	2,209	3,313
Cynthia R. Plouché	58,025	0	9,231	42,200	1,319	2,638	3,956
Mary Jacobs Skinner(3)	50,482	0	8,031	36,714	1,147	2,295	3,442
Casey J. Sylla	58,025	0	9,231	42,200	1,319	2,638	3,956

Total Compensation from Fund Complex (including the Portfolios)(2)
William L. Bax	$250,000
Mark G. Doll	250,000
Sandra Polk Guthman	280,000
Thomas A. Kloet	241,875
David R. Martin	209,375
Cynthia R. Plouché	250,000
Mary Jacobs Skinner(3)	217,500
Casey J. Sylla	250,000

Interested Trustees

	Treasury Portfolio	Treasury Instruments Portfolio	U.S. Government Portfolio	U.S. Government Select Portfolio	Municipal Portfolio	Prime Obligations Portfolio	Liquid Assets Portfolio
Stephen N. Potter(4)(5)	None	None	None	None	None	None	None
Shundrawn A. Thomas(5)	None	None	None	None	None	None	None

Total Compensation from Fund Complex (including the Portfolios)
Stephen N. Potter(4)(5)	None
Shundrawn A. Thomas(5)	None

(1)	The Portfolio had not commenced operations as of the fiscal year ended November 30, 2017.
(2)	As of November 30, 2017, the Northern Funds Complex consisted of Northern Institutional Funds (7 portfolios) and Northern Funds (44 portfolios).
(3)	During that time, Ms. Skinner also earned $2,905.64 in accrued interest from previous years’ deferred compensation, which is not reported in this amount.
(4)	Mr. Potter resigned as Trustee of the Board of Trustees effective October 1, 2017.
(5)	As “interested” Trustees who are officers, directors and employees of Northern Trust Corporation and/or its affiliates, Messrs. Thomas and Potter did not receive any compensation for their services.

APPENDIX D

NORTHERN FUNDS

NORTHERN INSTITUTIONAL FUNDS

Governance Committee Charter

Organization and Purpose

The Governance Committees (“Committee”) of the Boards of Trustees (“Board”) of Northern Funds and Northern Institutional Funds (together, the “Trusts”) shall consist of at least two Trustees, all of whom are “disinterested” (or independent). The Board has established the Committee for the purpose of assisting the Board in reviewing and overseeing the Trust’s governance matters and Chief Compliance Officer (“CCO”).

Summary of Responsibilities

The function of the Committee is to assist the Board with its oversight of various governance matters, including the composition of the Board and its committees, Trustee compensation and education, Board evaluations and general operations of the Board. The Committee is also responsible for assisting the Board in overseeing the Trust’s CCO and performing such additional responsibilities that the Board may refer to the Committee.

Specific Responsibilities

Without limiting the generality of the responsibilities stated above, in connection with the performance of its responsibilities, the Governance Committee shall:

1.	Subject to ratification by all of the non-interested Trustees, select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees.

2.

Subject to the approval of the Board, select and nominate Board and Committee chairs and recommend Committee members. In connection with the selection and nomination of candidates to the Board, the Committee shall, in accordance with the evaluation criteria set forth on Attachment A hereto, evaluate the qualifications of candidates for Board membership. Persons selected as disinterested Trustees must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940 (the “Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the Act that might impair independence (for example, business, financial or family relationships with the investment advisers, sub-advisers or other service providers).

3.	Review periodically the compensation of Trustees and recommend any appropriate changes to the Board for consideration.

4.

Develop appropriate policies and practices relating to the education and orientation of new Trustees and the continuing education of incumbent Trustees regarding their duties to the Trusts and their shareholders.

5.	Subject to Board review, oversee the Trust’s CCO, including coordination with the Trust’s investment adviser with respect to the CCO’s compensation and performance expectations.

6.	Review and make recommendations to the Board with respect to the format and content of Board agenda and meeting materials and presentations by service providers.

7.	Oversee the Board’s policy on Trustee ownership of Fund shares.

8.	Oversee the Board, committee and chair evaluation process and report on the results to the Board.

9.	Perform such other responsibilities and functions as the Board may from time to time refer to the Committee.

Additional Matters

1.	The Committee shall meet as requested by the Trust’s Chair or the Committee’s Chair.

2.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

3.	The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions.

4.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:      April 15, 2000

Amended:    April 27, 2004

Amended:    November 4, 2005

Amended:    November 3, 2006

Amended:    November 2, 2007

Amended:    November 13, 2009

Amended:    November 5, 2010

Amended:    November 4, 2011

Amended:    October 16, 2012

Amended:    November 21, 2013

Amended:    November 19, 2015

Amended:    November 16, 2017

Amended:    February 14, 2018

Attachment A

Northern Funds

Northern Institutional Funds

Amended and Restated

Governance Committee Charter

The following qualifications, abilities and characteristics of candidates establish evaluation criteria that shall be used by the Governance Committee. The Trust’s intent is that the Board, as a whole, will maintain integrity and ethical behavior, sound business judgment, specific expertise and diversity of background required to provide for the duties and the responsibilities of disinterested trustees of the Trust’s Board.

In general, disinterested trustees as a group, should to the extent possible:

•	be drawn from the ranks of respected and accomplished senior leaders;

•	strive to achieve diversity in terms of gender and race; and

•	reflect a diversity of business experience

The following factors, among others, should be taken into consideration by the Governance Committee when evaluating a disinterested trustee candidate:

•	personal integrity

•	an ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders

•	a demonstrated ability to use sound business judgment gained through broad experience where the candidate has dealt with management, technical, financial or regulatory issues

•	a sufficient financial or accounting knowledge to evaluate and analyze, financial, accounting, audit and fund performance reports

•	a breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern

•

an ability and an expressed desire and willingness to make the necessary commitment of time and effort to bring continuing value to the Trust, the Board, applicable committees, and the Trust’s shareholders

APPENDIX E

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF NTI

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abunassar, John Director and Senior Vice President

Bartholomew, Richard Executive Vice President, Chief Risk Officer and Assistant Trust Officer

Browne, Robert P. Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	50 South Capital Advisors, LLC	Chief Investment Officer

Carberry, Craig R. Senior Vice President, Associate General Counsel and Secretary	The Northern Trust Company 50 South Capital Advisors, LLC FlexShares Trust Northern Institutional Funds	Associate General Counsel and Senior Vice President Secretary Secretary Secretary

Carlson, Christopher W. Director, Executive Vice President, Chief Operating Officer and Cashier

Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC FlexShares Trust Northern Institutional Funds	AML Compliance Officer AML Compliance Officer AML Compliance Officer

Del Real, Jose J. Senior Vice President, Senior Legal Counsel and Assistant Secretary	The Northern Trust Company FlexShares Trust Northern Institutional Funds	Senior Legal Counsel and Senior Vice President Assistant Secretary Assistant Secretary

Ewing, Peter K. Director and Senior Vice President	The Northern Trust Company FlexShares Trust Northern Institutional Funds	Senior Vice President President and Principal Executive Officer President and Principal Executive Officer

Farmer, Steven P. Chief Compliance Officer	50 South Capital Advisors, LLC	Chief Compliance Officer

Hawkins, Sheri B. Director and Senior Vice President

Kumar, Archana Senior Vice President, Chief Financial Officer and Treasurer

Thomas, Shundrawn A. Director, President, Chief Executive Officer and Chairman	The Northern Trust Company FlexShares Trust Northern Institutional Funds	Executive Vice President Trustee Trustee

Tyler, Jason Director and Executive Vice President

Wojnar, Darek Director and Executive Vice President

APPENDIX F

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS BY NF

Fees billed by Deloitte & Touche LLP (“Deloitte”), independent registered public accounting firm, related to NF are included in the table below. Deloitte billed NF aggregate fees for services rendered to the registrant for the last two fiscal years ended March 31st as follows:

	2018					2017
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$812,240		$0	$3,174,000	(3)	$812,240		$0	$2,322,000	(3)

(b) Audit-Related Fees	$154,000	(1)	$0	$133,000	(4)	$155,100	(1)	$0	$81,000	(4)

(c)Tax Fees	$137,720	(2)	$0	$3,840,000	(5)	$137,720	(2)	$0	$2,880,000	(5)

(d) All Other Fees	$0		$0	$2,799,000	(7)	$0		$0	$5,607,000	(6)

(1)	Amount relates to 17f-2 procedures.
(2)	Amounts relate to excise tax return review and registered investment company tax return review.
(3)	Amounts relate to audit fees on The Northern Trust company sponsored funds.
(4)	Amounts relate to performance examination services performed for Northern Trust Global Investments Limited, agreed upon procedures for The Northern Trust Company, and other attestation engagements.
(5)	Amounts relate to international tax compliance and consulting, fund tax return reviews, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, Internal Audit Co-Sourcing, Sarbanes-Oxley Consulting, and other consulting services.
(7)	Amounts relate to Regulatory Consulting, Sarbanes-Oxley Consulting, BASAL Committee support, and other consulting services.

“Service Affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by the principal accountant for the fiscal years ended March 31, 2018 and March 31, 2017, respectively, are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to NF for assurance and related services that relate directly to the operations and financial reporting of NF. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of NF’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by the principal accountant other than those reported as Audit, Audit-Related or Tax Fees.

APPENDIX F

(continued)

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS BY NIF

Ernst & Young LLP (“EY”) resigned as the independent registered public accounting firm to the registrant effective upon completion of the services related to the audit for the registrant’s fiscal year ended November 30, 2016. The registrant’s Audit Committee engaged Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit the registrant’s financial statements for the fiscal year ended November 30, 2017.

Fees billed by Deloitte related to NIF and fees billed by EY related to NIF are included in the table below. Deloitte billed NIF aggregate fees for services rendered to NIF for the fiscal year ended November 30, 2017 as follows under the heading “2017.” EY billed NIF aggregate fees for services rendered to NIF for the fiscal year ended November 30, 2016 as follows under the heading “2016.”

	2017(6)					2016(7)
	All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre-approved
(a) Audit Fees	$110,550		$0	$3,845,500	(3)	$152,950	(7)	N/A

(b) Audit-Related Fees	$22,833	(1)	$0	$261,500	(4)	$0		$0

(c)Tax Fees	$21,290	(2)	$0	$3,520,000	(5)	$25,813	(2)	$0

(d) All Other Fees	$0		$0	$3,034,000	(6)	$0		$148,565	(8)(9)

(1)	Amount relates to 17f-2 procedures.
(2)	Federal and State tax return review. Excise tax return review.
(3)	Amounts relate to audit fees on The Northern Trust Company sponsored funds.
(4)

Amounts relate to investment performance examination services performed for Northern Trust Global Investments Limited, 17f-2 procedures for other Northern sponsored funds, and other attestation engagements for The Northern Trust Company.

(5)	Amounts relate to international tax compliance and consulting, tax fees on various Northern sponsored funds, and general tax consultations for The Northern Trust Company.
(6)	Amounts relate to Regulatory Consulting, Internal Audit Co-Sourcing, Sarbanes-Oxley Consulting, and other consulting fees.
(7)	Amounts include fees related to 17f-2 procedures.
(8)	Procedures performed related to the transfer agent function required by Rule 17Ad-13(a) of the Securities Exchange Act of 1934 ($36,990).
(9)	Subscription to online technical support for research on specific accounting, tax and technical matters ($111,575).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by Deloitte and EY for the fiscal years ended November 30, 2017 and November 30, 2016, respectively, are NTI and entities controlling, controlled by or under common control with NTI that provide ongoing services to NIF for assurance and related services that relate directly to the operations and financial reporting of NIF. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of NIF’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by Deloitte and EY for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by Deloitte and EY other than those reported as Audit, Audit-Related or Tax Fees.

APPENDIX G

NORTHERN TRUST’S VOTING AND/OR INVESTMENT POWER OF FUND SHARES – NORTHERN FUNDS

As of [            ], 2018, TNTC and/or its affiliates, 50 South LaSalle Street, Chicago, IL 60603, possessed sole or shared voting and/or investment power for its customer accounts with respect to the outstanding shares of each Fund as follows:

NORTHERN FUNDS

FUND	AMOUNT OF SHARES	PERCENTAGE OF SHARES (%)

APPENDIX H

PERCENTAGE OF OUTSTANDING SHARES SUBJECT TO VOTING ARRANGEMENTS WITH ISS

VOTE THIS PROXY CARD TODAY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Vote by Touch-Tone Phone, by Mail or Online!

CALL: To vote by phone call toll-free 1-800-637-1380.

Follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

INTERNET: [Instructions to be provided]

NORTHERN INSTITUTIONAL FUNDS

SPECIAL JOINT MEETING OF SHAREHOLDERS

OCTOBER 24, 2018

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS (THE “TRUST”) FOR USE AT A SPECIAL JOINT MEETING OF SHAREHOLDERS OF THE TRUST (THE “MEETING”) TO BE HELD ON OCTOBER 24, 2018 AT [            ] A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, [B-4, ROOM 7], CHICAGO, IL 60603.

The undersigned hereby appoints Peter K. Ewing, Randal Rein, Jose Del Real and Kevin O’Rourke, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-referenced Meeting, and at all adjournments and postponements thereof, all shares of beneficial interest of the above-named Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL JOINT MEETING OF

SHAREHOLDERS AND THE PROXY STATEMENT, DATED [AUGUST 22], 2018.

Date                     , 2018

EVERY SHAREHOLDER’S VOTE IS IMPORTANT PLEASE SIGN, DATE AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE TODAY

Signature (Title, if applicable) (Please sign in Box)

NOTE: Please sign this proxy exactly as shareholder name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please fill in box(es) as shown using black

or blue ink or number 2 pencil. (X)

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NORTHERN INSTITUTIONAL FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

Proposal 1

Election of Trustees of The Trust.

Nominees:	(01) Therese M. Bobek, (02) Ingrid LaMae A. de Jongh, (03) Mark G. Doll, (04) Sandra Polk Guthman, (05) Thomas A. Kloet, (06) David R. Martin, (07) Cynthia R. Plouché, (08) Mary Jacobs Skinner, (09) Darek Wojnar.

☐ For All Nominees Listed Above (Except as marked to the contrary below)*	☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

*	To withhold your vote for an individual nominee, mark the “For All Nominees Listed Above”
box and write the nominee’s number on the line:

Proposal 2

Approval to Change the Fundamental Industry Concentration Policy for the Prime Obligations Portfolio of Northern Institutional Funds.

☐    For                          ☐    Against                         ☐    Abstain

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 24, 2018 – NORTHERN INSTITUTIONAL FUNDS

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before [October 10], 2018 to facilitate timely delivery.

The shareholder meeting will be held on October 24, 2018 at [        ] a.m. Central time at the offices of The Northern Trust Company, 50 South LaSalle Street, [B-4, Room 7,] Chicago, Illinois, 60603. Shareholders of record at the close of business on August 1, 2018 are entitled to notice of and to vote at the shareholder meeting.

Proposals to be voted on at the special meeting are listed below along with the recommendations of the Board of Trustees of Northern Institutional Funds.

The Board of Trustees of Northern Institutional Funds recommends that you vote FOR the following proposals:

1.	Election of Trustees to the Northern Institutional Funds Board:

Therese M. Bobek

Ingrid LaMae A. de Jongh

Mark G. Doll

Sandra Polk Guthman

Thomas A. Kloet

David R. Martin

Cynthia R. Plouché

Mary Jacobs Skinner

Darek Wojnar

2.	Approval to change the fundamental industry concentration policy for the Prime Obligations Portfolio.

Instructions

To vote online and review the materials made available at our Website:

1.	Simply go to www.proxyvote.com

2.	Click the word “Proxy” in the upper right hand corner.

3.	Type in the Authorization Code and your Proxy Code.

Our Proxy statement and Proxy for the Special Meeting of Shareholders are also available for your review on this Web site. [List other materials being made available at the specified Web site]

To obtain a paper or e-mail copy of materials or get directions to the Special Meeting:

1.	Please call [ ];

2.	Please Email sendmaterial@proxyvote.com; or

3.	Please visit www.proxyvote.com at Proxy page.

Even if you expect to attend the Meeting in person, please promptly follow the above instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card that you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.